Exhibit 10

FIFTH AMENDMENT TO THE
HARRIS CORPORATION
MASTER RABBI TRUST AGREEMENT

THIS AMENDMENT (this “Fifth Amendment”), effective as of the 28th day of February, 2019, by and between HARRIS CORPORATION, a Delaware corporation (the “Company”) and THE NORTHERN TRUST COMPANY, an Illinois corporation of Chicago, Illinois (the “Trustee”).

WHEREAS, the Company and the Trustee executed the Harris Corporation Master Rabbi Trust Agreement effective November 3, 2003 (the “Trust”) and have subsequently amended the Trust on four (4) prior occasions; and

WHEREAS, the Company and the Trustee desire to amend the Trust in accordance with Section 12(a) thereof; and

WHEREAS, the Company hereby certifies to the Trustee (upon such certification the Trustee may conclusively rely) that (i) no Change in Control has occurred as of the effective date of this Fifth Amendment, (ii) this Fifth Amendment does not, and will not, conflict with the terms of the Plans, and (iii) this Fifth Amendment does not make the Trust revocable after it has become irrevocable in accordance with Section 1(b) thereof; and

NOW, THEREFORE, BE IT RESOLVED, that the Trust is amended as follows, but all other sections of the Trust shall remain in full force and effect.

1.The preamble to the Trust is hereby amended by replacing the first WHEREAS clause with the following:

“WHEREAS, Company has adopted various nonqualified deferred compensation plans and arrangements as listed in the attached Appendix A (the “Plans”), which may be revised by Company from time to time by delivering to Trustee a new Appendix A without requiring an amendment of this Trust Agreement;”

2.Section 1(b) is hereby amended in its entirety to read as follows:

“(b) The Trust hereby established shall be revocable by Company, including on and following a Change in Control, as defined herein;”

3.Section 1(e) is hereby amended by replacing the third sentence thereof in its entirety to read as follows:

“Except as hereinafter provided, Company shall make contributions to the Trust from time to time as it shall determine in its sole discretion, provided, however, that Company shall be required to contribute the required funding amount within sixty (60) days following the date of a Change in Control.”

4.Section 2(c) is hereby amended in its entirety to read as follows:

“(c) Company may make payment of benefits directly to the Plan Participants or their beneficiaries as they become due under the terms of the Plans. Company shall notify Trustee of its decision to have Company make payment of benefits directly prior to the time amounts are payable to Plan Participants or their beneficiaries. In the event that Company pays or will pay benefits that are otherwise payable by the Trust, Company may direct Trustee to distribute the amount of such benefit payments to Company. Trustee shall be entitled to rely conclusively upon Company's written certification that such benefit payments have been or will be made by Company. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, then Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient to make a payment then due under the Payment Schedule. Trustee shall not be responsible for withholding any federal, state or local taxes payable with respect to benefits paid by Company and shall not be responsible to pay any amounts to the appropriate taxing authority with respect to benefits paid by Company.”

5.Section 4, Payments to Company, is hereby amended in its entirety to read as follows:

“Section 4. Payments to Company. Company shall have the right and power, for any reason and at any time, and notwithstanding any provision within this Trust Agreement to the contrary, to direct Trustee to return to Company any or all of the Trust’s assets in accordance with such direction.”

6.Section 10(c) is hereby deleted in its entirety and all subsequent subsections and any cross references thereto shall be renumbered accordingly.

7.Section 12(a) is hereby amended in its entirety to read as follows:

“(a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plans, as certified to in writing by Company (upon which certification Trustee may conclusively rely).”

8.Section 12(b) is hereby amended in its entirety to read as follows:

“(b) The Trust shall terminate on the earlier of (i) the date on which there are no longer any assets held in the Trust, or (ii) the date on which the Participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans, as certified by Company (upon which certification Trustee may conclusively rely). Notwithstanding the foregoing, Company may terminate or revoke this Trust (in whole or in part) at any time by providing Trustee with written notice thereof and any assets remaining in the Trust Fund shall be distributed in accordance with the instructions provided by Company in writing.”

9.Section 12(c) is hereby deleted in its entirety.

10.Appendix A is hereby amended to read as follows:

“Participating Plans
Harris Corporation Supplemental Executive Retirement Plan (as in effect prior to, on and after January 1, 2005);
Harris Corporation 2005 Supplemental Executive Retirement Plan; and
Harris Corporation Directors Retirement Plan”

IN WITNESS WHEREOF, the Company and the Trustee have executed this Fifth Amendment to the Trust by their respective duly authorized corporate officers effective as of the date specified above.

[SIGNATURE PAGE FOLLOWS]

HARRIS CORPORATION

/s/ Robert L. Duffy
By: Robert L. Duffy
Its: Sr. VP, HR& Administration

The undersigned Scott T. Mikuen, does hereby certify that he is the duly elected, qualified and acting Secretary of HARRIS CORPORATION (the “Company”) and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Fifth Amendment on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Fifth Amendment.

/s/ Scott T. Mikuen
Scott T. Mikuen
Secretary
HARRIS CORPORATION

THE NORTHERN TRUST COMPANY

/s/ Robert Draths
By: Robert Draths
Its: Senior Vice President

The undersigned Robert F. Draths Jr., does hereby certify that he/she is the duly elected, qualified and acting Secretary of THE NORTHERN TRUST COMPANY (the “Trustee”) and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Trustee with full power and authority to execute this Fifth Amendment on behalf of the Trustee and to take such other actions and execute such other documents as may be necessary to effectuate this Fifth Amendment.

/s/ Robert F. Draths Jr.
Assistant Secretary
THE NORTHERN TRUST COMPANY

NTAC:3NS-20